UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of Report (Date of earliest event reported): March 2, 2018

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware            001-31993                25-1655321
(State of incorporation)         (Commission File Number)    (IRS Employer Identification No.)

1800 Hughes Landing Blvd.
The Woodlands, Texas                        77380
(Address of principal executive offices)                      (Zip Code)

(281) 214-0800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

{N3560682.4}
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2018, the Board of Directors of Sterling Construction Company, Inc.’s (the “Company”) amended and restated the Company’s bylaws (the “Bylaws”), effective immediately, to modify certain provisions to more closely align the Bylaws with certain provisions of the Delaware General Corporation Law (the “DGCL”) and current market practices, as described below, and to make other ministerial, clarifying and conforming changes.

The following substantive changes were made to the Bylaws:

•	Clarify the quorum standard and the vote required to adjourn a stockholders’ meeting to a future date if a quorum is not present (Article II, Section 2.4);

•	Revise the voting standard for matters submitted to a vote of the stockholders (other than the election of directors) to mirror the default voting standard in the DGCL (Article II, Section 2.5);

•	Address the treatment of abstentions and broker non-votes (Article II, Section 2.12 and Article III, Section 3.1(b)); and

•
Add a requirement to publicly disclose the board’s decision and rationale regarding whether to accept a director resignation offered in connection with a director’s failure to be re-elected by a majority of votes cast in an uncontested director’s election (Article III, Section 3.1(c)).

The amendment and restatement of the Bylaws also adds an advance notice provision (Article II, Section 2.7). Advance notice is required for stockholders to nominate directors at annual meetings and special meetings of stockholders or to submit proposals for consideration at annual meetings of stockholders, which to be timely, such notice is required no sooner than 120 days and no later than 90 days before the meeting. The Bylaws provide detailed procedures for the nomination of directors and the submission of proposals.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

9.01    Financial Statements and Exhibits.

(d) Exhibit.

3.1	Amended and Restated Bylaws of Sterling Construction Company, Inc., effective as of March 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date: March 8, 2018	By:	/s/ Ron Ballschmiede
Ron Ballschmiede
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
3.1	Amended and Restated Bylaws of Sterling Construction Company, Inc., effective as of March 2, 2018.